UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[x ]     Preliminary Proxy Statement
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

         GRANITE DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
Name of Registrant as Specified In Its Charter

--------------------------------------------------------------------------------
Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of filing fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities       2)  Aggregate number of securities
    to which transaction applies:               to which transaction applies:
-------------------------------------       ------------------------------------

3) Per unit price or other underlying           Proposed maximum aggregate value
   transaction computed pursuant                of transaction:
   to Exchange Act Rule 0-11:
-------------------------------------       ------------------------------------

[ ] Check the box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:                 2)   Form, Schedule or Registration
                                                 Statement No.:
-------------------------------------       ------------------------------------


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3)  Filing Party:                           4)   Date Finished:
-------------------------------------       ------------------------------------


Item 1.  Date, Time and Place Information
         The Special Stockholders Meeting to which this Proxy Statement applies will be held on May 14, 1998 at 10 A.M. at 3030 Bridgeway, Sausalito, California.

         This Proxy Statement is being first sent to security holders on or about April 30, 1998.

Item 2.  Revocability of Proxy
         Proxies may be revoked at any time provided written notice is given to the company before the vote on any particular proposition is called.

Item 3.  Dissenters' Rights of Appraisal
         A security holders failure to vote against any matter to be acted upon will constitute a waiver of his appraisal or similar rights. However, a vote against a proposal will not be deemed to satisfy requirements under State law with respect to appraisal rights.

Item 4.  Persons Making the Solicitation
         This solicitation is being made by the registrant. No Directors have informed the registrant that they intend to oppose any of the matters proposed to be acted on. The cost of the solicitation will be borne by the registrant.

Item 5.  Interests of Certain Persons in Matters to be Acted Upon.
         The Directors and Officers have no substantial interest in any matter to be acted on at this meeting.

Item 6.  Voting Securities and Principal Holders Thereof
         There are 600,000 shares of Common stock outstanding each of which is entitled to a single vote for each share held and 500 shares of Preferred stock outstanding each of which is entitled to ten votes for each share held. Shareholders of record on April 30, 1997 will be entitled to vote their interests without the right to cumulative voting

Item 7. Directors and Executive Officers Not applicable since no directors are being elected.

Item 8.  Compensation of Directors and Executive Officers
         Not applicable.

Item 9.  Independent Public Accountants
         Not applicable since no independent public accountant has provided services in connection with this solicitation or matters to be acted upon.

Item 10.  Compensation Plans
         Not applicable.


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


Item 11.  Authorization or Issuance of Options, Warrants or Rights
         Not applicable.

Item 12.  Authorization or Issuance of Securities
         Not applicable.

Item 13.  Modification or Exchange of Securities
         Not applicable.

Item 14.  Mergers, Consolidations, Acquisitions and Similar Matters
         Not applicable.

Item 15.  Financial and Other Information
         Not applicable since Items 12, 13 and 14 are not applicable.

Item 16.  Acquisition or Disposition of Property
         Not applicable.

Item 17.  Restatement of Accounts
         Not applicable.

Item 18.  Action with Respect to Reports to be Acted Upon
         The purpose of the meeting is to confirm the spin-off of a subsidiary and distribution of shares of the subsidiary to the company's shareholders.

         Substantially all of the shares of a wholly owned subsidiary, Shiva Assets, Inc. (SAI), were sold to Douglas Trust on July 18, 1996 as approved by a resolution of a Special Shareholders Meeting on that date. SAI had no assets or liabilities as of that date. Ninety-five percent of SAI was sold to Douglas Trust for $10,000 which was paid by the cancellation of $10,000 worth of debt owed by the company. It was also agreed to distribute the remaining shares of SAI to the shareholders of the company. The action to be taken at the Special Shareholders meeting on May 14, 1998 is to confirm the spin-off of SAI and to approve the distribution of five percent of the shares of SAI to the shareholders of the company.

Item 19.  Matters Not Required to Be Submitted
         Not applicable.

Item 20.  Amendment of Charter, Bylaws or Other Documents
         Not applicable.

Item 21.  Other Proposed Action
         Not applicable.

Item 22.  Voting Procedures
         A simple majority vote is required from the shareholders. There are 600,000 common shares and 500 preferred shares outstanding. Only votes present in person or by proxy at the meeting will be counted.

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


                        GRANITE DEVELOPMENT CORPORATION.
                                817 South Carson
                            Carson City, Nevada 89701

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Lutrell, as Proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated below, all the shares of Common Stock of Rama Financial Corporation, a Nevada corporation (the "Company") held on record by the undersigned on April 30, 1998 at the Special Meeting of Stockholders to be held on May 14, 1998, and at any adjournment thereof.

1.  SPIN-OFF AND DISTRIBUTION OF SHIVA ASSETS, INC. SHARES

     Approve the spin-off and distribution of shares of Shiva Assets, Inc. to the shareholders.

         [  ]  VOTE FOR the above action.

         [  ]  WITHHOLD AUTHORITY to vote for the action.

2. In his discretion, to vote upon such other business as may properly come before the Special Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE ACTIONS.

         Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name and indicate that execution is by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:            , 1998.
       ----------

Stockholder Name(s):                                        (Print)
                      --------------------------------------

-----------------------------               ---------------------------------
Signature                                   Signature if held jointly

MAIL TO THE ABOVE ADDRESS



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













                               SHIVA ASSETS, INC.


                             DISCLOSURE INFORMATION




                                   March 1998













                               Shiva Assets, Inc.
                        4438 North Highway 61, Suite 118
                            St. Paul, Minnesota 55110
                             Telephone: 612-653-0984
                             Facsimile: 612-653-7957

COMPANY OVERVIEW

Shiva Assets, Inc. (SAI), a Texas corporation, is a development stage enterprise engaged in asset management and business development. SAI was incorporated in 1992 as Conquest Marketing Corporation. The company was acquired by Granite Development Corporation in March 1996. Ninety-five percent of the company was sold to Douglas Trust in July 1996. The present management acquired the company and changed its name to Shiva Assets, Inc. in December 1997. The remaining five percent of the company is being distributed to the shareholders of Granite Development Corporation.

SAI is negotiating to acquire mineral reserves with cash and stock. The Company plans to develop these mineral reserves, to extract and process the minerals, and to generate income from them. The company is currently negotiating to acquire several businesses for cash and stock. The company expects to earn returns on its assets and the businesses it develops and acquires.

OFFICERS AND DIRECTORS

The Company's executives have experience in asset evaluation, asset management, mining and in public companies.

Douglas Tallant, Chairman of the Board

Mr. Tallant is president of Douglas Financial Corporation, a company specializing in investment banking and corporate finance. He is an entrepreneur experienced in the start-up and operation of companies, and he has successfully managed four public companies. Mr. Tallant received a BA from the University of Oklahoma.

Sam Podany, President and Director

Mr. Podany has over 25 years experience in raising venture capital. He is the founder and CEO of SAI Development, Inc., a company which owns numerous mineral leases. He is a former Vice-President of National Hydrocarbon Corporation and a principal in Quattro Ventures. Mr. Podany received a BA in Mathematics and English from the University of Wisconsin.

Donald L. Trapp, Secretary

Mr. Trapp is a businessman and systems analyst. He currently serves as Executive Vice-President of Douglas Financial Corporation., a company specializing in investment banking and corporate finance. He is a former Division Manager of the Economic Analysis Division at Science Applications International Corporation. Mr. Trapp received a BS from Harvey Mudd College and an MS in Nuclear Engineering from M.I.T. He also attended the Graduate School of Industrial Administration at Carnegie-Mellon University.


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


SHARES AND SHAREHOLDER EQUITY

The company has the authority to issue up to 1,000,000 Common Shares, par value $0.001, and no Preferred Shares. There are presently 500,000 common shares issued and outstanding.

The Company has an unaudited Shareholder's Equity of $22,888. There is no debt.

INCOME TAX CONSEQUENCES

There should be no adverse tax  ramifications to the Rama Financial  Corporation
(Rama) shareholders from the distribution of Shiva Assets, Inc.shares. There are no current earnings and profits or accumulated earnings and profits within SAI and therefore the distribution of SAI stock to shareholders of Rama Financial Corporation of record November 17, 1997 as a dividend will be considered a return of capital pursuant to IRC Section 301(c)(2) and then as a gain pursuant to IRC Section 3019(c)(3) to the extent of the excess of fair market value of the SAI shares over the shareholder's basis of Rama shares.















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



                                   SHIVA ASSETS, INC.
                              Balance Sheet as of 12/31/97


ASSETS
Current Assets
     Cash                                       1,000
                                          -----------
     Total Current Assets                       1,000
Fixed Assets
     Furniture & Fixtures                       6,600
     Office Equipment                           3,200
                                          -----------
     Total Fixed Assets                         9,800
Other Assets
     Goodwill                                  10,000
     Investment-Subsidiary                      7,000
     Organization Costs                         5,000
                                          -----------
     Total Other Assets                        22,000
TOTAL ASSETS                                   32,800
                                          ===========

LIABILITIES & EQUITY
Current Liabilities
     Accounts Payable                             112
     Loans Payable                              9,800
                                          -----------
Total Liabilities                               9,912
Equity                                         22,888
TOTAL LIABILITIES & EQUITY                     32,800
                                          ===========








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